JPMORGAN TRUST I

J.P. Morgan Tax Aware Funds

JPMorgan Tax Aware U.S. Equity Fund

Supplement dated March 17, 2011. to the

Prospectuses dated February 28, 2011, as supplemented

At a special meeting of shareholders held March 16, 2011, the shareholders of the JPMorgan Tax Aware U.S. Equity Fund (the “Fund”) approved the merger of the Fund into the JPMorgan Tax Aware Equity Fund. The merger is expected to close as of the close of business on March 25, 2011.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-TAUSE-MERG-311